                                                                    EXHIBIT 99.1

                             P R E S S   R E L E A S E


[THE MEDICINES COMPANY LOGO]


Contact:    Michael Mitchell
            Director of Corporate Communications
            The Medicines Company
            973-656-1616
            investor.relations@themedco.com

FOR IMMEDIATE RELEASE:
--------------------------------------------------------------------------------
         THE MEDICINES COMPANY REPORTS SECOND QUARTER 2003 AND MID-YEAR
                                FINANCIAL RESULTS

      - SECOND QUARTER REVENUES OF $18.8 MILLION RESULTS IN FIRST HALF REVENUES OF $35.5 MILLION; INCREASES OVER 2002 OF 162% AND 138% RESPECTIVELY

      - MDCO REVISES 2003 REVENUE GUIDANCE UPWARD TO $75-90 MILLION FROM $70-90 MILLION

      -     CHEMILOG APPROVAL EXPECTED TO IMPROVE MANUFACTURING
            EFFICIENCY

PARSIPPANY, NJ, July 22, 2003 - The Medicines Company (Nasdaq: MDCO) today announced its financial results for the second quarter and first half of 2003.

Financial highlights include:

      - Revenues of $18.8 million, compared to $7.2 million for the second quarter 2002. For the first half of 2003, net revenue was $35.5 million, compared to $14.9 million for the same period in 2002.

      - Net loss of $6.6 million, compared to $13.1 million for the second quarter 2002. For the first half of 2003, net loss was $13.0 million, compared to $24.8 million for the same period in 2002.

      - Net loss per share of $0.14 compared to $0.37 for the second quarter in 2002. For the first half of 2003, net loss per share was $0.30 compared to $0.71 for the same period in 2002.

Recent operations highlights include:

      - FDA approval of the Chemilog manufacturing process, which the Company expects will significantly improve the efficiency of Angiomax(R)(bivalirudin) manufacturing and enable scale-up to meet long-term supply needs.

      - Acquisition of exclusive worldwide rights (except for Japan) to Clevelox(R)(clevidipine) from AstraZeneca.

Dave Stack, President and Chief Executive Officer of The Medicines Company stated, "We have continued to see Angiomax adoption in coronary angioplasty, which we believe is attributed to ease of use, safety, cost effectiveness and efficacy of Angiomax demonstrated in REPLACE-2. We are today tightening upwards our guidance range for annual net revenues, which was $70-90 million to $75-90 million. We believe that our performance in the first half, combined with anticipated further penetration in the endovascular marketplace in the second half of 2003 should get us into that range, which could be more than double what our sales were in 2002."


                                  PAGE 1 OF 5
       The Medicines Company 8 Campus Drive Parsippany, New Jersey 07054
                     Tel: (973)656-1616 Fax: (973)656-9898

[THE MEDICINES COMPANY LOGO]




Clive Meanwell, Executive Chairman added, "The operations progress for the first half of 2003 has put us in a great position to build on the success of Angiomax in coronary angioplasty. We are developing Angiomax for additional indications, developing Clevelox, and hope to acquire additional similar products consistent with our mission to become a leader in acute hospital care."

There will be a conference call with management today at 5:00 P.M. to discuss the financial results and guidance for the remainder of 2003. To listen in: dial 800-472-8325 and request The Medicines Company financial results call. From outside U.S.: dial 1-706-679-0816. Replay available for two weeks following call: 800-642-1687 Replay outside the U.S.: 1-706-645-9291 Replay passcode:
1779885.

ABOUT THE MEDICINES COMPANY: The Medicines Company meets the demands of the world's most advanced medical practitioners by developing products that improve hospital acute care. The Company markets Angiomax(R) (bivalirudin), an anticoagulant approved in the U.S. and other countries for use in patients undergoing coronary angioplasty procedures. The Medicines Company creates value using its range of clinical and commercial skills to develop products acquired from leading life science innovators.

--------------------------------------------------------------------------------

Statements contained in this press release about The Medicines Company's position and the success of its products in the marketplace, projected revenues for 2003, the development of its products and the acquisition of additional products, and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the extent of the commercial success of Angiomax, whether the Company's products will advance in the clinical trials process, whether the Company's products will receive approval from regulatory agencies, physicians' acceptance of clinical trial results, and the Company's ability to identify, select and acquire additional product candidates, as well as the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed on May 13, 2003, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.


                                  PAGE 2 OF 5
       The Medicines Company 8 Campus Drive Parsippany, New Jersey 07054
                     Tel: (973)656-1616 Fax: (973)656-9898

[THE MEDICINES COMPANY LOGO]


                             THE MEDICINES COMPANY

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

ALL FIGURES IN THOUSANDS EXCEPT FOR                  THREE MONTHS ENDED JUNE 30,
                                                     ---------------------------
PER-SHARE AMOUNTS                                             (UNAUDITED)
                                                     ---------------------------
                                                         2003           2002
                                                     ------------   ------------
Revenue                                              $     18,750   $      7,156

Operating Expenses

    Cost of revenue                                         6,970          1,647

    Research and development                                8,202          9,392

    Selling, general and administrative                    10,577          9,401
                                                     ------------   ------------

           Total operating expenses                        25,749         20,440
                                                     ------------   ------------

Loss from operations                                       (6,999)       (13,284)

     Interest income (expense), net                           412            142
                                                     ------------   ------------

Net loss                                             $     (6,587)  $    (13,142)
                                                     ============   ============

Basic and diluted net loss attributable to
    common stockholders per common share             $      (0.14)  $      (0.37)
                                                     ============   ============

Shares used in computing net loss attributable to common stockholders per common share:

           Basic and diluted                               46,758         35,391
                                                     ============   ============


                                  PAGE 3 OF 5
       The Medicines Company 8 Campus Drive Parsippany, New Jersey 07054
                     Tel: (973)656-1616 Fax: (973)656-9898

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
                                                        YEAR-TO-DATE JUNE 30,
                                                      ------------------------
ALL FIGURES IN THOUSANDS EXCEPT FOR                      2003          2002
                                                      ----------    ----------
PER-SHARE AMOUNTS                                     $   35,455    $   14,871

Operating Expenses

    Cost of revenue                                       13,233         2,733

    Research and development                              15,453        18,701

    Selling, general and administrative                   20,356        18,732
                                                      ----------    ----------

           Total operating expenses                       49,042        40,166
                                                      ----------    ----------

Loss from operations                                     (13,587)      (25,295)

    Interest income (expense), net                           584           513

Net loss                                              $  (13,003)   $  (24,782)
                                                      ==========    ==========

Basic and diluted net loss attributable to common
stockholders per common share                         $    (0.30)   $    (0.71)
                                                      ==========    ==========

Shares used in computing net loss attributable to common stockholders per common share:

    Basic and diluted                                     43,973        35,011
                                                      ==========    ==========


                                  PAGE 4 OF 5
       The Medicines Company 8 Campus Drive Parsippany, New Jersey 07054
                     Tel: (973)656-1616 Fax: (973)656-9898

[THE MEDICINES COMPANY LOGO]


CONDENSED CONSOLIDATED BALANCE SHEETS                        JUNE 30,     DECEMBER 31,

ALL FIGURES IN THOUSANDS                                       2003           2002
                                                           ------------   ------------
ASSETS

Cash, cash equivalents, available for sales securities     $    133,942   $     43,509

Accrued interest receivable                                         851            129

Accounts receivable                                              11,934         15,078

Inventories                                                       5,402         14,179

Fixed assets, net                                                 1,378            924

Other assets                                                      1,074            895
                                                           ------------   ------------

    Total Assets                                           $    154,581   $     74,714
                                                           ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                                        $     16,006   $     19,384

Deferred revenue                                                  1,333          1,396

Stockholders' equity                                            137,242         53,934
                                                           ------------   ------------

    Total Liabilities and Stockholders' Equity             $    154,581   $     74,714
                                                           ============   ============

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                                  PAGE 5 OF 5
       The Medicines Company 8 Campus Drive Parsippany, New Jersey 07054
                     Tel: (973)656-1616 Fax: (973)656-9898